UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2010, (June 1, 2010)
iMEDIA INTERNATIONAL, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50159 (Commission File Number)	56-2428786 (IRS Employer Identification Number)
1721 21st Street
Santa Monica, California 90404
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 453-4499
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
EX-9.1

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry Into a Material Definitive Agreement.
On January 29, 2010, iMedia International, Inc. (the “Registrant”) entered into an interim financing agreement for $150,000 with an existing investor, Sawtooth Properties LLLP, to allow for immediate working capital until a larger financing of $2,500,000 was completed with CH Trust. The actual funding date for this interim financing was 2/1/2010. As of June 1, 2010 iMedia International had not received funding from CH Trust to address it financial obligation to Sawtooth Properties LLLP and therefore Registrant is now in default. CH Trust is now in default of their binding agreement with Registrant 84 days. Registrant has agreed, as of June 4, 2010, to carry the debt obligation to Sawtooth Properties LLLP with an agreed interest rate to allow for potential forthcoming investment from CH Trust to occur. In the event of non-performance of CH Trust, Registrant will be unable to service this debt obligation and maintain operations due to the lack of operating capital. Registrant will therefore enter into liquidation proceedings based on the lack of operating capital as soon as June 7th, 2010 without the aforementioned financing completed. CH Trust has been informed of these critical deadlines and has maintained ongoing communications with Registrant in order to complete the binding financing agreement.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Document
Exhibit 9.1	Loan Terms Agreement (Amendment 4)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMEDIA INTERNATIONAL, INC.
By:	/s/ Henry Williamson
Henry Williamson
Chairman Chief Executive Officer Dated: June 4, 2010

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